SECURED REVOLVING PROMISSORY NOTE

$7,000,000.00                                                February 6th, 1997
                                                       Florham Park, New Jersey

     FOR VALUE RECEIVED, BOGEN COMMUNICATIONS, INC., a corporation of the State of Delaware (hereinafter the "Borrower"), promises to pay in lawful monies of the United States of America, in immediately available funds, to the order of SUMMIT BANK (hereinafter called the "Lender"), at its office at 750 Walnut Avenue, Cranford, New Jersey 07016, or such other place as the holder hereof may, from time to time, designate in writing, the principal sum of SEVEN MILLION ($7,000,000.00) DOLLARS, together with interest as herein provided, or so much thereof as shall from time to time be advanced hereunder to the Borrower pursuant to the terms and conditions of the Loan and Security Agreement between the parties being executed contemporaneously herewith (the "Security Agreement"), on February 5, 1999.

     1. All such advances shall be made in accordance with the terms of the Security Agreement and the date and amount of each advance shall be recorded in the separate ledgers maintained by Lender. All such advances whether or not so recorded shall be due as part of this Note.

     2. The Borrower shall pay to Lender interest upon any unpaid principal balance advanced hereunder or under the terms of the Security Agreement at the close of each day, which interest shall be due and payable to Lender on the fifth (5th) day of the following month. Any failure or delay by Lender in presenting invoices for interest shall not discharge or relieve the Borrower of its obligation to make such interest payments. The interest rate which shall be used to calculate the amount of interest due each month shall be the Summit Bank Floating Base Rate of interest in effect during the period for which interest is being calculated plus one-half (1/2) percentage point per annum. The interest due shall be paid by Borrower or, at the option of Lender, charged to any checking or loan account maintained by Borrower at Lender, but if not paid within ten (10) days of the close of each month, interest may, at Lender's discretion, be added to Borrower's Loan account balance. Borrower hereby consents to Lender's making such charge. Interest shall be calculated on the basis that one day represents 1/360th of a year. For the purposes of this obligation the term "Summit Bank Floating Base Rate" is defined as the rate of interest established by Lender from time to time as its Floating Base Rate. The Summit Bank Floating Base Rate is neither linked to any external rate of interest or index nor does it necessarily reflect the lowest rate of interest charged by Lender to its most creditworthy customers. The Summit Bank Floating Base Rate may be changed from time to time by Lender without notice to Borrower and, with respect to the interest rate applicable hereto, shall be effective on the date any such change is made.

     3. This Note is subject to and governed by the terms and conditions of the Security Agreement, all of which terms and conditions are incorporated herein by reference with the same force and effect as though set forth herein at length. All sums due hereunder are secured by the

Collateral described in the Security Agreement. All capitalized terms shall be defined as set forth in the Security Agreement.

     4. Anything herein to the contrary notwithstanding, upon the occurrence and during the continuance of an Event of Default hereunder, the interest rate charged to Borrower on the Revolving Loans shall, at Bank's discretion, be increased by two and three-quarters (2.75) percentage points per annum in excess of the then applicable rate. In no event, however, shall the interest rate due hereon exceed the maximum allowable by law. In the event Lender should receive such excess, same shall be applied to reduce Borrower's Obligations in such order as Lender shall elect.

     5. Any payment of interest or principal due hereunder which is received more than ten (10) days after the date due shall be subject to a late charge of five (5%) percent of the amount of such payment, which shall not be less than $25.00 nor more than $2,500.00. Such late charge represents reimbursement of various costs incurred by Lender in processing late payments generally and shall not be deemed to be additional interest hereon. Imposition of a late charge shall be in addition to, and not in lieu of any other remedies available to Lender under this Note, the Security Agreement and the Relevant Documents, at law, equity or otherwise.

     6. The Borrower shall be in default under this Note upon the occurrence of any of the events which constitute an Event of Default pursuant to the terms of the Security Agreement. Upon the occurrence of any Event of Default, then the aforesaid principal sum or so much thereof as shall then remain unpaid, with all arrearages of interest thereon, shall, without notice or demand, at the option of Lender, become due and payable immediately thereafter, anything hereinbefore contained to the contrary notwithstanding. Furthermore, Lender shall thereupon be entitled to exercise all of the remedies of a secured party at law or in equity, together with the rights and remedies provided to it under the Security Agreement.

     7. The Borrower shall be liable for all costs, charges and expenses, and other sums incurred or advanced by Lender (including legal fees and disbursements) to preserve the Collateral, collect on the Obligations, protect Lender's interest in or realize on the Collateral or to enforce Lender's rights against the Borrower or any Guarantor.

     8. The Borrower, and all other parties who at any time may be liable hereon in any capacity, jointly and severally, waive presentment, demand for payment, protest and notice of protest, and notice of dishonor of this Note, and authorize Lender, without notice, to grant any extension, postponement of time of payment, indulgence or any substitution, exchange or release of Collateral and to the addition to or release of any party or persons primarily or secondarily liable or acceptance of partial payments on any accounts or instruments and the settlement, compromising or adjustment thereof.

     9. As further security for the performance of the obligations hereunder, the Borrower hereby gives Lender a general lien upon all property and assets heretofore or hereafter delivered to Lender, and Lender shall have the right of set-off, in addition to any other rights conferred by statute or operation of law, with respect to any accounts of the Borrower with Lender, and any

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

other funds or tangible assets which may, at any time, be in possession of or under Lender's custody and control.

     10. Lender is hereby authorized to disclose any financial or other information about the Borrower to any regulatory body or agency having jurisdiction  over  the  Lender,  or  to  any  present,  future  or  prospective participant or successor in interest in any loan or other financial accommodation made by Lender to the Borrower.

     11. Lender shall not, by any act, be deemed to have waived any of its rights or remedies hereunder, unless such waiver is in writing and signed by Lender, and then only to the extent set forth therein. A waiver as to any one event shall in no way be construed as continuing or as preventing the waiver or enforcement of such rights or remedies available to Lender on a subsequent event.

     12. The liability of the Borrower and any guarantor shall be joint and several, absolute and unconditional and without regard to the liability of any other party.

     13. The provisions herein contained shall bind and inure to the benefit of the Borrower and Lender and their respective legal representatives, successors and assigns (provided, however, that the Borrower shall not assign this Note without first obtaining the written consent of Lender). Lender (or any subsequent assignee) may transfer and assign this Note and deliver the Collateral to the assignee, who shall thereupon have all of the rights of Lender; and Lender (or any such subsequent assignee that in turn assigns as aforesaid) shall then be relieved and discharged of any responsibility or liability with respect to this Note and said Collateral.

     14. For the purposes of this Note wherever the term "Lender" shall be used it shall refer to any subsequent holder, successor or assignee hereof unless the context requires otherwise.

     15. THE BORROWER HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY LITIGATION RELATING TO THIS OBLIGATION.

     16. The provisions hereof shall be governed by and construed in accordance with the laws of the State of New Jersey.

     IN WITNESS WHEREOF, the undersigned have hereunto caused these presents to be signed by their proper corporate officers and their proper corporate seals to be hereto affixed the day and year first written above.

ATTEST:                                 BOGEN CORPORATION
BY: FRANK DIPALMA                       BY: YOAV M. COHEN
   ----------------------------------      ------------------------------
   FRANK DIPALMA, Assistant Secretary      YOAV M. COHEN, Vice President,
                                           Finance

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